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Exhibit No. (10)

CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Auditors" and to the use of our reports dated April 25, 1997 with respect to the financial statements of First Providian Life and Health Insurance Company Separate Account B and the statutory-basis financial statements of First Providian Life and Health Insurance Company contained or incorporated by reference in Post-Effective Amendment No. 8, which is incorporated by reference in this Post-Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 33-39946) and related Prospectus of First Providian Life and Health Insurance Company Separate Account B.

/s/ Ernst & Young LLP
Louisville, Kentucky

November 26, 1997